SUPPLEMENT TO THE
FIDELITY TAX MANAGED STOCK FUND
DECEMBER 24, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

For purposes of normally investing at least 65% of the fund's total assets in common stocks, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "EXPOSURE TO FOREIGN MARKETS" DISCLOSURE ON PAGE 4.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 15.

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Member of the Advisory Board of Fidelity Beacon Street Trust, is Mr. Johnson's daughter.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from   Total Compensation from the
Advisory Board               Fidelity  Tax Managed  Stock  Fund Complex*,A
                             FundB,+

Edward C. Johnson 3d**       $ 0                           $ 0

Abigail P. Johnson**         $ 0                           $ 0

J. Gary Burkhead**           $ 0                           $ 0

Ralph F. Cox                 $ 16                          $ 214,500

Phyllis Burke Davis          $ 16                          $ 210,000

Robert M. Gates              $ 16                          $ 176,000

E. Bradley Jones             $ 16                          $ 211,500

Donald J. Kirk               $ 16                          $ 211,500

Peter S. Lynch**             $ 0                           $ 0

William O. McCoy             $ 16                          $ 214,500

Gerald C. McDonough          $ 20                          $ 264,500

Marvin L. Mann               $ 16                          $ 214,500

Robert C. Pozen**            $ 0                           $ 0

Thomas R. Williams           $ 16                          $ 214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead are compensated by FMR.

+ Estimated for the fund's first fiscal year ending October 31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Beacon Street Trust, is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3rd, Trustee and President of the Funds, is Ms. Johnson's father.